SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - May 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2004, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-04                  52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the May 25, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  May 28, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                        Statement to Certificateholders

                                  May 25, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1     165,600,000.00  165,600,000.00  3,521,468.82    105,754.00      3,627,222.82    0.00    0.00    162,078,531.18
AF2      34,400,000.00   34,400,000.00          0.00     81,098.00         81,098.00    0.00    0.00     34,400,000.00
AF3      70,500,000.00   70,500,000.00          0.00    206,506.25        206,506.25    0.00    0.00     70,500,000.00
AF4      18,400,000.00   18,400,000.00          0.00     70,901.33         70,901.33    0.00    0.00     18,400,000.00
AF5      13,057,000.00   13,057,000.00          0.00     56,569.45         56,569.45    0.00    0.00     13,057,000.00
AF6      22,000,000.00   22,000,000.00          0.00     85,360.00         85,360.00    0.00    0.00     22,000,000.00
AV1     175,000,000.00  175,000,000.00  2,667,398.04    123,763.89      2,791,161.93    0.00    0.00    172,332,601.96
AV2      76,443,000.00   76,443,000.00  1,364,959.27     54,465.64      1,419,424.91    0.00    0.00     75,078,040.73
M1       58,800,000.00   58,800,000.00          0.00    254,408.00        254,408.00    0.00    0.00     58,800,000.00
M2       35,700,000.00   35,700,000.00          0.00    165,410.00        165,410.00    0.00    0.00     35,700,000.00
M3        8,050,000.00    8,050,000.00          0.00     38,110.04         38,110.04    0.00    0.00      8,050,000.00
M4        7,350,000.00    7,350,000.00          0.00     36,002.75         36,002.75    0.00    0.00      7,350,000.00
B1        7,350,000.00    7,350,000.00          0.00     10,667.71         10,667.71    0.00    0.00      7,350,000.00
B2        7,350,000.00    7,350,000.00          0.00     13,577.08         13,577.08    0.00    0.00      7,350,000.00
R                 0.00            0.00          0.00          0.00              0.00    0.00    0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  700,000,000.00  700,000,000.00  7,553,826.13  1,302,594.14      8,856,420.27    0.00    0.00    692,446,173.87
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       700,000,000.00  700,000,000.00          0.00          0.00              0.00    0.00    0.00    694,232,971.03
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751EB4    1,000.00000000    21.26490833   0.63861111  21.90351944    978.73509167     AF1    1.210000 %
AF2     294751EC2    1,000.00000000     0.00000000   2.35750000   2.35750000  1,000.00000000     AF2    2.829000 %
AF3     294751ED0    1,000.00000000     0.00000000   2.92916667   2.92916667  1,000.00000000     AF3    3.515000 %
AF4     294751EE8    1,000.00000000     0.00000000   3.85333315   3.85333315  1,000.00000000     AF4    4.624000 %
AF5     294751EF5    1,000.00000000     0.00000000   4.33249981   4.33249981  1,000.00000000     AF5    5.199000 %
AF6     294751EG3    1,000.00000000     0.00000000   3.88000000   3.88000000  1,000.00000000     AF6    4.656000 %
AV1     294751EH1    1,000.00000000    15.24227451   0.70722223  15.94949674    984.75772549     AV1    1.340000 %
AV2     294751EJ7    1,000.00000000    17.85590924   0.71250003  18.56840927    982.14409076     AV2    1.350000 %
M1      294751EK4    1,000.00000000     0.00000000   4.32666667   4.32666667  1,000.00000000     M1     5.192000 %
M2      294751EL2    1,000.00000000     0.00000000   4.63333333   4.63333333  1,000.00000000     M2     5.560000 %
M3      294751EM0    1,000.00000000     0.00000000   4.73416646   4.73416646  1,000.00000000     M3     5.681000 %
M4      294751EN8    1,000.00000000     0.00000000   4.89833333   4.89833333  1,000.00000000     M4     5.878000 %
B1      294751EP3    1,000.00000000     0.00000000   1.45138912   1.45138912  1,000.00000000     B1     2.750000 %
B2      294751EQ1    1,000.00000000     0.00000000   1.84722177   1.84722177  1,000.00000000     B2     3.500000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS               1,000.00000000    10.79118019   1.86084877  12.65202896    989.20881981
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A    1,000.00000000     0.00000000   0.00000000   0.00000000    991.76138719     X      0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                  May 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           345,713.21
                                Group I Curtailments                   11,310.03
                                Group I Prepayments                 2,331,470.30
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal        116,533.05
                                Group II-A Curtailments                 9,123.78
                                Group II-A Prepayments              1,910,789.54
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         51,078.80
                                Group II-B Curtailments                -3,287.93
                                Group II-B Prepayments                994,298.20
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 1,786,797.15

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          105,754.00
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           81,098.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          206,506.25
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           70,901.33
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           56,569.45
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6           85,360.00
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          123,763.89

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                  May 25, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2           54,465.64
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           254,408.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           165,410.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            38,110.04
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            36,002.75
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            10,667.71
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            13,577.08
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                       0.00
                                Class AF-1 Interest Reduction               0.00
                                Class AF-2 Interest Reduction               0.00
                                Class AF-3 Interest Reduction               0.00
                                Class AF-5 Interest Reduction               0.00
                                Class AF-4 Interest Reduction               0.00
                                Class AF-6 Interest Reduction               0.00
                                Class AV-1 Interest Reduction               0.00
                                Class AV-2 Interest Reduction               0.00
                                Class M-1 Interest Reduction                0.00
                                Class M-2 Interest Reduction                0.00
                                Class M-3 Interest Reduction                0.00
                                Class M-4 Interest Reduction                0.00
                                Class B-1 Interest Reduction                0.00
                                Class B-2 Interest Reduction                0.00

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                  May 25, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    352,980,433.91
                                Group I Ending Pool Balance       431,876,725.32
                                Group II-A Beginning Pool Balance 138,465,685.74
                                Group II-A Ending Pool Balance    172,860,417.95
                                Group II-B Beginning Pool Balance  60,686,291.29
                                Group II-B Ending Pool Balance     75,397,070.32
                                Total Beginning Pool Balance      552,132,410.94
                                Total Ending Pool Balance         680,134,213.59

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 147,075.18
                                Group II-A Servicing Fee               57,694.04
                                Group II-B Servicing Fee               25,285.95

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                        in Current Distribution             0.00
                                Group I Recouped Advances Included in
                                        Current Distribution                0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                        Outstanding                         0.00

                                Group II-A Delinquency Advances Included
                                        in Current Distribution             0.00
                                Group II-A Recouped Advances Included in
                                        Current Distribution                0.00
                                Group II-A Recouped Advances From
                                        Liquidations                        0.00
                                Group II-A Aggregate Amount of Advances
                                        Outstanding                         0.00

                                Group II-B Delinquency Advances Included
                                        in Current Distribution             0.00
                                Group II-B Recouped Advances Included
                                        in Current Distribution             0.00
                                Group II-B Recouped Advances From
                                        Liquidations                        0.00
                                Group II-B Aggregate Amount of Advances
                                        Outstanding                         0.00

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2
                                  May 25, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     140      19,474,753.60           4.51 %
                        31-60 days       6         814,094.73           0.19 %
                        61-90 days       2         276,203.98           0.06 %
                         91+days         0               0.00           0.00 %
                          Total        148      20,565,052.31           4.76 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days      46      6,500,390.14            3.76 %
                        31-60 days       5        450,288.08            0.26 %
                        61-90 days       1        106,000.00            0.06 %
                         91+days         0              0.00            0.00 %
                          Total         52      7,056,678.22            4.08 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days      19      4,712,346.39            6.25 %
                        31-60 days       2        625,112.52            0.83 %
                        61-90 days       0              0.00            0.00 %
                         91+days         0              0.00            0.00 %
                          Total         21      5,337,458.91            7.08 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 6 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                  May 25, 2004
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                        Three Largest Loans

                                Group I Three Largest Loans         2,061,398.42
                                Group II-A Three Largest Loans      1,096,250.57
                                Group II-B Three Largest Loans      2,237,064.46

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually
                        Past Due

                                Group I Aggregate Principal Balance of Balloon
                                        Loans                               0.00
                                Group II-A Aggregate Principal Balance of
                                        Balloon Loans                       0.00
                                Group II-B Aggregate Principal Balance of
                                        Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 7 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                  May 25, 2004
--------------------------------------------------------------------------------

                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                        Distribution                        0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding Loans
                        (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.34 % Group II-A Weighted Average Mortgage Rate 7.06 % Group II-B Weighted Average Mortgage Rate 7.07 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 329.00 Group II-A Weighted Average Remaining
                                        Term                              356.00
                                Group II-B Weighted Average Remaining
                                        Term                              356.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                                Overcollateralization Amount        1,786,797.16
                                Overcollateralization Target
                                        Amount                     30,450,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                        Amount                     28,663,202.84

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                        continuing?                           NO
                                Cumulative Realized Losses as a percentage
                                        of the Original Pool Balance      0.00 %
                                Senior Enhancement Percentage            17.95 %
                                Senior Specified Enhancement Percentage  43.70 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                        of the current Pool Balance       0.05 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                                Yield Maintenance Agreement                 0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                          14,098,757.44

[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 8 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-2

                                  May 25, 2004
--------------------------------------------------------------------------------























[LOGO] JPMORGAN  Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.